Organization and Business	3 Months Ended
Mar. 31, 2012
Organization And Business [Abstract]
ORGANIZATION AND BUSINESS

Note 1 — ORGANIZATION AND BUSINESS

Cole Credit Property Trust IV, Inc. (the “Company”) was formed on July 27, 2010 and is a Maryland corporation that intends to qualify as a real estate investment trust (“REIT”) for federal income tax purposes beginning with the year ending December 31, 2012. The Company is the sole general partner of and owns a 99.9% partnership interest in Cole Operating Partnership IV, LP, a Delaware limited partnership (“CCPT IV OP”). Cole REIT Advisors IV, LLC (“CR IV Advisors”), the affiliated advisor to the Company, is the sole limited partner and owner of an insignificant noncontrolling partnership interest of 0.1% of CCPT IV OP. Substantially all of the Company’s business is conducted through CCPT IV OP.

On January 26, 2012, pursuant to a Registration Statement on Form S-11 filed under the Securities Act of 1933, as amended, the Company commenced its initial public offering on a “best efforts” basis of a minimum of 250,000 shares and a maximum of 250.0 million shares of its common stock at a price of $10.00 per share, and up to 50.0 million additional shares to be issued pursuant to a distribution reinvestment plan (the “DRIP”) under which the Company’s stockholders may elect to have distributions reinvested in additional shares of common stock at a price of $9.50 per share (the “Offering”). The Company intends to use substantially all of the net proceeds from the Offering to acquire and operate a diversified portfolio of core commercial real estate investments primarily consisting of necessity retail properties located throughout the United States, including U.S. protectorates. The Company expects that the retail properties primarily will be single-tenant properties and multi-tenant “power centers” anchored by large, creditworthy national or regional retailers. The Company expects that the retail properties typically will be subject to long-term triple net or double net leases, whereby the tenant will be obligated to pay for most of the expenses of maintaining the property. As of March 31, 2012, the Company has not acquired any properties.

Pursuant to the terms of the Offering, the Company is required to deposit all subscription proceeds in escrow pursuant to the terms of an escrow agreement with UMB Bank, N.A. (the “Escrow Agreement”) until the Company receives subscriptions aggregating at least $2.5 million, excluding subscriptions received from the Company’s advisor or its affiliates. As of March 31, 2012, the Company had $976,000 in investor proceeds held in escrow.

Subsequent to March 31, 2012, the Company satisfied certain conditions of the Escrow Agreement and on April 13, 2012, issued approximately 308,000 shares of the Company’s common stock in the Offering, resulting in gross proceeds of $3.1 million and commenced principal operations. In addition, the Company has special escrow provisions for residents of Pennsylvania and Tennessee which have not been satisfied as of May 10, 2012 and, therefore, the Company has not accepted subscriptions from residents of Pennsylvania and Tennessee.